Details of Significant Accounts - Summary of Cash and Cash Equivalents (Details) $ in Thousands, $ in Thousands	Dec. 31, 2020 TWD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 TWD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 TWD ($)	Dec. 31, 2017 TWD ($)
Cash And Cash Equivalents [Abstract]
Cash on hand	$ 50	$ 2	$ 50
Checking and demand deposits	1,342,617	47,814	978,854
Time deposits			44,970
Cash and cash equivalents	$ 1,342,667	$ 47,816	$ 1,023,874	$ 36,463	$ 807,484	$ 951,713